Smith Barney Futures Management LLC
                              388 Greenwich Street 7th Fl
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:      Salomon Smith Barney Diversified 2000 Futures Fund  L.P.
         Supplement to Registration Statement on Form S-1
         File No. 333-87663

Ladies and Gentlemen:

     On Behalf of Salomon Smith Barney Diversified 2000 Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act 0f 1933, as amended, a Supplement dated November 30, 2000 to the Partnership's final prospectus dated January 31, 2000.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
     Daniel A. Dantuono
     Chief Financial Officer and
     Director

Enclosures


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


                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                  November 2000


The redemption value of Salomon Smith Barney Diversified 2000 Futures Fund L.P. was $998.11 per unit at the end of November, up +3.5% from the previous month.

The Fund realized profits in most sectors this month, with interest rate and energy positions leading the way. Currency, softs, and grain positions also contributed to profits, offsetting losses in metals, livestock, and most significantly, stock indices.

In foreign interest rate markets, positions in British and Japanese debt futures were profitable. U.S. bonds were also profitable as prices rallied following the release of several economic indicators pointing toward a slowdown in the U.S economy. The protracted uncertainty over the Presidential election and a fall in the equity markets resulted in a flight to quality, pushing bond prices higher.

On the flip side, losses were sustained from positions in U.S. equity index positions, namely the S&P 500 and NASDAQ indices. Weaker-than-expected corporate earnings reports contributed to choppy markets and overall poor performance.

The energy sector posted strong gains in November. Long positions in crude oil and natural gas were the major contributors. Prices soared dramatically in natural gas on colder weather pressuring already tight supplies.

The currency sector also recorded a profitable month reflecting the continued strength of the U.S. dollar. Short positions in the Japanese yen and the British pound provided the largest gains in the sector.

In agricultural commodities, profits were earned in the soybean meal market as prices rallied sharply on news of a decision by the European Union to ban meat-based animal feed.

As a momentous year comes to an end, managed futures programs in general appear to be participating profitably in many financial and commodity trends. With the equity markets volatile and bearish, we are encouraged to see managed futures demonstrate its ability to provide valuable diversification to a balanced investment portfolio. We look forward to continued favorable trends in December and into the new year.

Smith Barney Futures Management LLC

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                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                Account Statement
                           For the Period November 1,
                            Through November 30, 2000


                                                    Percent
                                                      of
                                                    Average
                                                      Net
                                                     Assets

Realized gains from trading            $1,052,527      3.92%
Change in unrealized gains/losses
   from trading                           134,136      0.50
                                     ------------    ------
                                        1,186,663      4.42
Less, Brokerage commissions
   and clearing fees ($5,420)             137,811      0.51
                                     ------------    ------
Net realized and unrealized gains       1,048,852      3.91
Interest Income                           111,126      0.41
                                     ------------    ------
                                        1,159,978      4.32
Less, Expenses:
  Management fees                          43,409      0.16
  Incentive fees                           76,646      0.29
  Other expenses                           62,808      0.23
                                     ------------    ------
                                          182,863      0.68
                                      -----------    ------
Net Income                                977,115      3.64%
                                                    -------

Additions, (20.7424 G.P. units
at October 31, 2000 net asset
value per unit of $964.21)                 20,000

Additions, (2,063.8657 L.P. units
at October 31, 2000 net asset
value per unit of $964.21)              1,990,000

Redemptions, (18.0000 L.P. units
at November 30, 2000 net asset
value per unit of $998.11)                (17,966)
                                     ------------
Increase in net assets                  2,969,149
Net assets, October 31, 2000           24,366,405
                                     ------------
Net assets, November 30, 2000         $27,335,554
                                    -------------
Net asset value per unit
  ($27,335,554/27,978.2043 units)         $977.03
                                    -------------
Redemption value per unit (Note 1)        $998.11
                                    -------------

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce net asset value per unit. As a result, the reported redemption value per unit is $998.11.

The net asset value per unit of $977.03 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney
Diversified 2000 Futures Fund L.P.

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